Investor Presentation November 2015

Statements herein, other than statements of historical fact, are forward‐looking statements, which  are based on our current beliefs, projections, assumptions and expectations concerning future  operations and financial performance.  Such statements involve uncertainties and risks, some of  which are not currently known to us, and may be superseded by future events that could cause  actual results to differ materially from those expressed or implied herein. You are cautioned not to  place undue reliance on forward‐looking statements, which speak only as of today, and are qualified  in their entirety by these cautionary statements. Information regarding risk factors and other  information that could change our projections or impact our actual results can be found in our most  recent Annual Report on Form 10‐K and in subsequent public filings, and should be considered in  evaluating the forward looking statements herein. Except as required by law, we assume no  obligation to update or revise these statements to reflect changes in events, conditions or  circumstances on which any such forward‐looking statements are based, in whole or in part. About Forward‐Looking Statements 2

Company Overview What We Do Purchase nonperforming loans  and manage collection efforts Purchase insolvent consumer  accounts, both secured and  unsecured Provide fee‐based services 1 2 3 What Sets Us Apart Analytical and operational  excellence: deep data set, advanced  analytics and scoring Track record of success:   Management has guided company  for 20 years through multiple cycles Customer‐centric 1 2 3 3

Today’s PRA Group – A Global Debt Buyer  Own portfolios in 17 countries  3,700 employees worldwide  Invested $1.47 billion in 2014 including  the Aktiv Kapital acquisition  $1.4 billion in cash collections in 2014 4  Estimated remaining collections of  $4.9 billion at Sept. 30, 2015

Successfully Managed Through Multiple Economic Cycles $17 $31 $53 $81 $120 $161 $205 $261 $298 $383 $433 $592 $762 $971 $1,214 $1,444 $1,170 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD Q3 2015 Cash Receipts ($ in millions) U.S.  Recession U.S.  Recession 5

Third Quarter 2015 Results(a) Q3 2015 Q3 2014(b) Cash Collections $392 million $373 million 5% % change Revenues $235 million $239 million (2%) Net Income $48.0 million $56.1 million (14%) Diluted EPS $0.99 $1.11 (11%) Investment $345 million $891 million (61%) Income from Operations $87.0 million $95.0 million (8%) (a) Results presented are non‐GAAP and adjusted for items unrelated to normal operations and in constant currency with Q3 2014.  A reconciliation of these non‐ GAAP numbers to the most directly comparable GAAP numbers can be found at the end of this presentation. (b) Q3 2014 Investment included the portfolios associated with the acquisition of Akitv Kapital 6

Allowance Charges are Normal Course of Business Remain in‐line with historical average as a % of Net Finance Receivables 7 Excludes allowance reversals  0.6% 0.8% 0.7% 1.7% 1.1% 0.7% 1.3% 1.4% 0.9% 0.8% 0.9% 0.7% 0.6% 0.3% 0.2% 0.5% 0.3% 0.3% 0.3% 0.4%0.4% 0.0% 0.1% 0.2% 0.1%0.1% 0.2% 0.1%0.1% 0.2% 0.5% 0% 1% 2% Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015

Actual Results Have Expanded Multiples Over Time 8 Americas Core Portfolio Purchase Price Multiples  256% 219% 248% 227% 361% 353% 340% 279% 269% 218% 203% 0% 50% 100% 150% 200% 250% 300% 350% 400% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD 2015 Initial Vintage Purchase Price Multiple Current Purchase Price Multiple

Actual Results Have Expanded Multiples Over Time 9 Americas Insolvency Portfolio Purchase Price Multiples  150% 183% 136% 156% 305% 266% 196% 145% 143% 129% 127% 0% 50% 100% 150% 200% 250% 300% 350% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD 2015 Initial Vintage Purchase Price Multiple Current Purchase Price Multiple

Recent Performance of Americas Core Portfolio  $‐  $50  $100  $150  $200  $250 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 20014 Q1 2015 Q2 2015 Q3 2015 Original Underwritten Projected Cash Actual Cash 10 ($ in millions)

Recent Performance of Americas Insolvency Portfolio  $‐  $20  $40  $60  $80  $100  $120  $140 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Orginial Underwritten Projected Cash Actual Cash 11 ($ in millions)

Recent Performance of Europe Portfolio 12 ($ in millions) $0 $20 $40 $60 $80 $100 $120 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 Original Underwritten Projected Cash Actual Cash Actual Cash ‐ Constant Currency

Investment Has Grown Consistently $62  $61  $150  $112  $264  $280  $289  $367  $408  $542  $657  $1,468  $766  2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q3 2015 (a) Includes finance receivables associated with the Mackenzie Hall acquisition (b) Includes finance receivables associated with the Aktiv Kapital acquisition and investment in securitized fund in Poland (c) Includes investment in securitized fund in Poland (a) (b) (c) 13 ($ in millions)

Estimated Remaining Collections Have Grown Robustly $0 $1,000 $2,000 $3,000 $4,000 $5,000 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q3 2015 $504M  Insolvency $4,441M Core(a) ($ in millions) (a) Includes the estimated remaining collections associated with investment in the securitized fund in Poland $4.9 Billion(a) in ERC Worldwide 14

United States $2,827.2 British Isles $807.4 Central Europe $549.4 Southern Europe $347.7 Nothern Europe  $345.5 Other Americas  $68.4 ERC is Diversified ‐ $2.1B Internationally ($ in millions) (a) (a) Includes the estimated remaining collections associated with investment in the securitized fund in Poland 15

Balance Sheet Provides Flexibility for Capital Needs 1.85 2.07 2.44 3.71 4.76 6.62 1.90 1.94 6.42 4.52 3.24 6.78 PRA Company A Company B Company C Company D Company E Debt to Shareholders' Equity ‐ Adjusted Debt to TTM EBITDA ‐ Adjusted (a) (a) A reconciliation of these non‐GAAP number to GAAP can be found at the end of this presentation. 16 PRA Group versus Global Industry at September 30, 2015

Valuation Versus European Debt Buyers 0.67 0.65 0.64 0.59 Cash EBITDA/Cash Collections PRA Group Company A Company B Company C 3.6 7.7 6.9 8.6 Enterprise Value/Cash EBITDA PRA Group Company A Company B Company C (a) Cash EBITDA is defined as EBITDA plus portfolio amortization 9 17.3 21.9 12.5 Price/Earnings – Current Year PRA Group Company A Company B Company C PRA Group is efficient in generating Cash  EBITDA from Cash Collections …But significantly lower valued 17 (based on share price on 11/11/15)

Opportunities for Growth  Regulation has created barriers to entry in  U.S.   Normalized supply in the U.S.  Increase market share with an international  focus  Identify acquisition and organic growth  opportunities in both new geographies and  products 18

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GAAP to non‐GAAP Reconciliation Use of Non‐GAAP Financial Measures PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company believes certain non‐GAAP  performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods.  Reconciliations from non‐GAAP to the most directly comparable GAAP financial measures are provided below. These non‐GAAP financial measures should be viewed in  addition to, not as an alternative for reported GAAP results. 20

GAAP to non‐GAAP Reconciliation Use of Non‐GAAP Financial Measures PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company believes certain non‐GAAP  performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods.  Reconciliations from non‐GAAP to the most directly comparable GAAP financial measures are provided below. These non‐GAAP financial measures should be viewed in  addition to, not as an alternative for reported GAAP results. 21

GAAP to non‐GAAP Reconciliation 22 Use of Non‐GAAP Financial Measures PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company believes certain non‐GAAP  performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods.  Reconciliations from non‐GAAP to the most directly comparable GAAP financial measures are provided below. These non‐GAAP financial measures should be viewed in  addition to, not as an alternative for reported GAAP results.